TAX EXPENSES	12 Months Ended
Dec. 31, 2023
TAXES ON INCOME
TAXES ON INCOME
NOTE 26 – TAX EXPENSES:

A.	Tax base:

UK:

The corporate tax rate in the UK was 19% in the years 2023 and 2022.

The tax payable is based on the taxable profit for the year. The taxable profit is different than the net profit as reported in the profit and loss account since it does not include items of income or expense that are taxable or tax deductible carried forward from other years and does not include items that are not taxable or not tax deductible at all. The Group's current tax liability is calculated according to tax rates that have been acted or that their enactment has actually been completed by the end of the reporting period.

Israel:

The Company's Israeli subsidiaries are subject to the tax laws of the State of Israel, whose overall tax rate was 23% in 2023 and in 2022. The company is entitled to various tax benefits in Israel by virtue of its status as a "preferred enterprise" as defined in the tax regulations. The benefits include, among other things, a reduced tax rate.

In December 2010, an amendment was adopted to the Capital Investment Encouragement Law of 1959, or “the Investment Law". This new legislation came into force on 1 January 2011 and applies to preferred income produced or generated by a preferred enterprise from the date of commencement. Under this legislation, a unified corporate tax rate applies to all income that meets the conditions of certain industrial companies, or preferred enterprises (as defined in the Investment Law), in contrary to the previous law incentives, which were limited to income from approved enterprises and licensed enterprises during their benefit period. According to the legislation, the unified tax rates are as follows: 12% or 6% in development areas.

B.	Uncertain tax position:

The Company did not record any liability in respect of income taxes related to deferred tax benefits at the date of adoption and did not record any liability in respect of deferred tax benefits during 2023 and 2022. Accordingly, the Company has not recorded any interest or penalty for any unrecognized benefit. The Company recorded a tax liability following the MDA Agreement (See note 3).

C.	Tax losses:

As of December 31, 2023, the Company has a carry-forward loss of approximately $86 million, according to the 2023 tax return, which may be utilized to offset taxable income in the future.

The Company did not create deferred taxes due to the uncertainty in their future utilization.

D.	Tax assessments:

The Company has not yet received final tax assessments in any of its subsidiaries.